CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED INFORMATION
ON QUOTE NUMBER W-24375A AND B, AND ATTACHMENT A.
[TRANSCONTINENTAL LOGO]
                                                                EXHIBIT 10.17


                               PRINTING CONTRACT

BETWEEN:       Transcontinental Printing
               (Interweb Printing Inc.)
               [The Printer]

AND:           General Media Communications, Inc.
               [The Customer]

This contract shall become effective on January 1st, 2001 and sets forth the terms and conditions by which Interweb Printing Inc., having its head office at 1603 Montarville Boulevard, Boucherville, Quebec, J4B 5Y2 (hereinafter referred to as the [Printer]), shall supply the products and services specified hereinafter to General Media Communications Inc., having its head office at 11 Penn Plaza, 12th Floor, New York, NY 10001, USA (hereinafter referred to as the [Customer]).

Additional terms and conditions of this contract are contained on pages 1, 2, 3, 4 and 5 and schedules [A] and [B] initialized by the parties hereto.

                      THE PARTIES HERETO AGREE AS FOLLOWS

1.0  TERMS AND CONDITIONS OF CONTRACT

     1.1 The term of this agreement shall be three (3) years, unless sooner terminated as provided below. This agreement shall be effective beginning January 1st, 2001 (effective date) and expires January 1st, 2004.

     1.2 The price structure in Schedule [A] shall be effective on January 1st, 2001 and for a period of one (1) year thereafter, except for the changes described in section 3.4.

     1.3 In the event either of the parties should become insolvent or bankrupt, the other party shall be entitled to terminate this Contract on no less than thirty (30) days' written notice to the other party or to its estate or successor.

     1.4 Subject to the remainder of this agreement, upon termination, the Customer shall not be liable for any of the Printer's costs: (a) incurred or ordered after notice; (b) which can be cancelled at no loss to the Printer, or (c) in excess of the out-of-pocket loss to the Printer of any unused items sold to other customers or third parties or returned to suppliers. In any event, Printer's costs will only include normal manufacturing expenses.

2.0  STATUS OF WORK

     2.1 The [Customer] retains the services of the Printer to print the following publications: The Canadian Edition of Penthouse Magazine, Forum, Variations and Forum and Variations Specials. The Printer hereby undertakes to perform all services necessary to print, bind, package and ship the publications on a monthly basis in accordance with the Customers's specifications as communicated in writing from time to time and as may be set forth in the schedules to this Contract. Notwithstanding any other actual or apparently conflicting language in this Contract, the Printer will maintain at minimum the high graphic standards of the United States editions, copies of which are annexed to this Contract as examples.

[TRANSCONTINENTAL LOGO]

     2.2 This contract shall apply exclusively to the printed products mentioned in Section 2.1 hereof. Any other products published by the Customer, which are not included herein, shall be negotiated between the Printer and the Customer.

     2.3 Printing shall be scheduled to take place during the Printer's normal business hours, namely from 7:00 p.m. on Sunday to 7:00 p.m. on Saturday.

           2.4 The Customer will supply the paper to print the publications in accordance with the paper usage chart, which is attached as Schedule
           A. The Printer shall furnish to the Customer no later than the 15th of each month a written accounting of all paper received from the Customer and consumed during the previous month and all of the remaining stocks. The Printer shall take a physical inventory every six months during the term of this Contract and shall promptly supply the results in writing to the Customer, which may audit such inventory report at any time upon four (4) business days' notice to the Printer. Should the paper consumption exceed that set forth in Schedule B the Printer shall upon completion of such accounting, at Printer's option, reimburse the Customer for such excess either in kind or at the same price per pound, at a rate equal to the average cost of said paper during the accounting period. In the event of a net under consumption, the Customer agrees to pay the Printer an amount equal to one-half of the cost of the paper so under consumed, computed at the same rates. The value of under consumption, if any, of one kind or weight of the paper shall be used as a credit against over consumption, if any, of other kinds/weights of paper. Printer shall store up to three months' paper requirements for the printing of the four (4) publications on its premises, at no cost to the Customer.

           2.5 The printer agrees to produce and maintain high quality standards of reproduction consistent with industry SWOP standards. The Printer shall bear the cost (including paper and ink) of make-goods caused by any error or omission attributable to the Printer. Repeated errors, or repeated failure to correct errors, will entitle the Customer to cancel this Contract on thirty (30) days' notice.


3.0  PRICE AND PAYMENT

     3.1 The Customer undertakes to comply with the terms and conditions of sale described in the attachments.

     3.2 The prices mentioned in Attachment A, W-24375 A and B include plates making, printing, binding, and mail preparation work and all other services necessary to print, bind, package and ship the four (4) publications.

     3.3 The Customer shall be invoiced based on the number of copies ordered and delivered as described in Section 4.1.

     3.4 Should there be an increase or reduction in the price of paper, the Printer may increase or reduce the prices as follows:

          3.4.1 The increase in the Customer's costs shall be no greater than the actual increase in the cost incurred by the Printer.

          3.4.2   The Customer shall be notified fifteen (15) days in advance.

[TRANSCONTINENTAL LOGO]

          3.4.3 The Printer shall provide all supporting documentation with the notification provided for in section 3.4.2 above.

          3.4.4 Labor and administrative costs shall be increased or decreased every twelve (12) months, commencing January 1st, 2002 based on the variation of the Consumer Price Index as reported in the Toronto Star for Eastern Canada over a base level which shall be that Consumer Price Index as of January 1st, 2001, and thereafter each increase or decrease shall have as its base the January 1st, level of the preceding year.

4.0  TERMS AND CONDITIONS

     4.1 The Customer shall issue a purchase order for each issue including the print run, the nature of the work, the final quantities and provide shipping documentation. The Customer shall issue this purchase order to the Printer no later than fifteen (15) days prior to the scheduled press run start as agreed on by the parties.

     4.2 The Printer shall submit one invoice for each issue. The invoice shall specify in detail satisfactory to the Customer the services performed and the prices charged. The terms are net thirty (30) days. The date of the invoice will be the last day of the shipping cycle.

     4.3  Production schedules shall be prepared and approved by both parties.

     4.4 The Printer will store finished copies of the four (4) publications for thirty (30) days following completion of shipping at no additional cost to the Customer; thereafter, such copies shall be shipped at the Customer's direction and expense to a facility designated by the Customer. Failing the Customer's instructions the Printer may destroy such copies but will give the Customer fifteen (15) days' notice before doing so.

     4.5 In furtherance and not in derogation of the Printer's obligation of due care toward the Customer's property, the Printer shall cover by insurance the values added by the Printer in the form of raw materials, labour, and overhead, against fire, extended coverage perils, vandalism, malicious mischief and sprinkler leakage. The Customer will similarly insure its property while on the Printer's premises. The Customer will also insure its paper throughout the printing process (except waste paper). All waste paper shall become the Printer's property.

     4.6 Risk of loss or damage to the finished work shall pass to the Customer upon delivery to a common carrier F.O.B. the Printer's shipping dock.

     4.7 Neither the four (4) publications nor any material furnished by the Customer shall be subject to any lien(s) of the Printer or the Printer's creditors of any kind or nature whatsoever, and the Printer hereby waives any rights under statute or otherwise to assert any liens on or otherwise distrain the Customer's property, work in progress or the finished product. The Printer will take all steps prescribed by law to protect the Customer's interests as they may appear upon any levy or attempted levy by the Printer's creditors on the Customer's property or any finished work or work in progress; the Printer shall expeditiously seek to remove any such lien and in any event shall hold the Customer entirely harmless therefrom.

[TRANSCONTINENTAL LOGO]

          4.8 The Printer shall use its best efforts to keep confidential the contents of each issue of the four (4) publications prior to general public distribution.

          4.9 Customer may terminate this agreement as to any magazine effective on written notice if it discontinues publication of such magazine.

          4.10 Customer shall be entitled to terminate this Agreement, notwithstanding the provisions of paragraph 1.1 above:

                  4.10.1 Upon written notice, if printer consistently falls below the standard of quality required by paragraph
                          2.1 above as provided in paragraph 2.5 above;

                  4.10.2 Upon the happening of an event of force majeure which prevents or substantially hinders Printer's full performance hereunder (force majeure being defined as an event the non-occurrence of which is relied upon by both parties for the performance of the contract and includes but is not limited to: strikes, war, fire, flood, Acts of God and any other unforeseen event of the same or a different nature not necessarily within the control of either party), Customer shall have the right to immediately remove the work from Printer and have the magazine printed elsewhere. Should the event of force majeure continue for more than forty-five
                          (45) days Customer shall have the right to cancel this Agreement as to any or all magazines.

                  4.10.3  As specified in paragraph 6.2 below.

4.11 Either party shall have the right to terminate this agreement for a material breach which remains uncured more than thirty
                  (30) days after written notice and demand to cure is received specifying the breach; such termination shall be by written notice effective thirty (30) days after receipt; provided always that if in Customer's reasonable business judgement Printer's breach substantially impairs Customer's ability to distribute its magazines on time Customer shall have the right immediately to move the work elsewhere as to any or all magazines. In any event, upon termination for any cause whatsoever Printer will cooperate fully with Customer in the transition process to a new printer.

5.0       LIABILITY FOR CONTENT

          5.1 The Customer will indemnify and hold the Printer harmless from and against any claims, demands, suits, actions, costs, loss or judgements, including reasonable attorney's fees, for libel, defamation of character, copyright or trademark infringement, invasion of right of privacy or publicity, or patent infringement by any person, firm or entity against the Printer arising out of any material delivered by the Customer or supplied on its behalf to the Printer and used by the Printer in producing the four (4) publications.

          5.2 In like manner the Printer shall indemnify and hold the Customer harmless from and against any claims, demands, suits, actions, costs, loss or judgements, including reasonable attorney's fees, for libel, defamation of character, copyright or trademark infringement, invasion of right of privacy or publicity, or patent infringement, by any

[TRANSCONTINENTAL LOGO]

          person, firm or entity against the Customer arising out of any act or omission of the Printer in performing its services hereunder.

     5.3 No indemnification promised in sections 5.1 or 5.2 above shall be effective unless the indemnified party shall have given prompt notice of any indemnifiable claim to the indemnifying party. Thereafter the indemnifying party shall at its sole cost and expense defend the claim by counsel of its choosing reasonably acceptable to the indemnified party or at its option instruct the indemnified party to defend but at the indemnifying party's expense. Nothing herein shall prevent any indemnified party from retaining its own counsel at its own expense to advise it or to elect to defend with its own counsel but in such event such defense shall be at the indemnified party's sole expense and risk of liability. No indemnitor shall conclude a settlement binding on an indemnitee party absent the consent of the indemnitee. Should an indemnitee elect to settle or compromise any claim solely as to itself without permission of the indemnitor, the indemnitor shall thereafter have no further obligations toward the indemnitee.

6.0  DISPUTED INVOICES

     6.1 The Customer shall not be obligated to pay any portion of any invoice, which it disputes in good faith. The Customer shall have sixty (60) days from the receipt of such invoice to notify the Printer in writing of any items which it disputes and shall specify its grounds therefor. Thereafter the parties shall attempt during the next thirty (30) days to attempt to resolve the dispute among themselves in good faith, failing which the dispute shall be submitted to arbitration in the City of New York by the American Arbitration Association according to its rules then in effect. Judgement of the arbitrators may be entered against the losing party in any court of competent jurisdiction and enforced as provided by law. In no event shall dispute of an invoice by the Customer be deemed a breach of this Contract or entitle the Printer to stop work.

     6.2 Notwithstanding anything in this Contract to the contrary, the Printer's continued failure, for any reason expressly including events of force majeure and / or matters not within the control or due to the fault of the Printer, to produce the four (4) publication or to produce them timely in accordance with the production schedule submitted by the Customer shall entitle the Customer, on thirty (30) days' notice, to terminate this Contract and take the work elsewhere.

7.0  MISCELLANEOUS

     7.1 Any amendments to this Contract shall only be valid if in writing signed by Printer and Customer. This Contract shall not be assigned by either party without the written consent of both parties, except that the Customer may assign it to a wholly owned subsidiary of the Customer or to an affiliate of the Customer which is under common ownership and control with the Customer.

[Transcontinental Logo]

          7.2 This contract and the rights of the parties to it shall be governed by the law of the State of New York, USA, applicable to contracts made and wholly to be performed therein without regard to the conflicts of laws and rules thereof. No lawsuit arising out of the execution, formation, terms, performance or breach of this Contract shall be brought except in courts physically located in New York County, New York, and the parties hereto expressly consent to the personal jurisdiction of such courts over all such litigation and all matters whatsoever relating to or arising out of this Contract. This Contract and the attached schedules contain the sole understanding and agreement of the parties concerning the subject matter hereof, all prior negotiations, conversations, understandings and agreements, whether oral or written, being merged herein.

          7.3 Notice where required shall be given to each party at its address first set forth above, or to its telefacsimile number, and shall be effective on receipt if by telefacsimile or by express service which requires a signed receipt, and otherwise three days from the date of mailing. Regular mail shall be sent first-class, postage prepaid.

IN WITNESS WHEREOF the parties have signed in __________________ this __________ day of _______________2001.


GENERAL MEDIA COMMUNICATIONS INC.            TRANSCONTINENTAL PRINTING
                                             (Interweb Printing inc.)


 /s/ John C. Prebich                          /s/  Laurent Walker
-------------------------------              -------------------------------
NAME   JOHN C. PREBICH                       NAME
TITLE  PRESIDENT/COO                         TITLE  Sales Support


 /s/ John D. Orlando
-------------------------------
NAME   JOHN D. ORLANDO
TITLE  SENIOR VP/CFO

[LOGO TRANSCONTINENTAL PRINTING]

                                                   Quote No:  W-24375-A - Page 1
                                                   Date:         July 21st, 2000
GENERAL MEDIA
C/O Mr. Hal Halpner                                      Tel.:    (212) 702-6000
277 Park Avenue                                          Fax.:    (212) 702-6262
New York, N.Y. 10172-0003
================================================================================

We are pleased to be submitting this quote which, we believe, will permit us to serve you.
We are offering you the manufacturing charges of 1 issue for a long term contract.
================================================================================

**VARIATIONS**

QUANTITY:                  250,000 copies (1 lot)

OVERS:                     2%

SIZE:                      5 1/4" x 8 1/8"

PAGES:                     Cover:   4 pages
                           Inside:  144 pages

PAPER:                     Cover:   8 pts C2S (supplied)
                           Inside:  128 pages on 40 # coated (supplied)
                                    16 pages on 40 # uncoated (supplied)

INK:                       Cover:   4 color process + 1 P.M.S.
                           Inside:  4 color process, except the 16 pages
                                    Printed on uncoated, black + 1 P.M.S.
                                    (P.51 to 54 + 59 to 62
                                       67 to 70 + 75 to 78)

BINDERY:                   Perfect bound

PACKAGING:                 Delivered on skids

DELIVERY:                  F.O.B.: our plant
(Courier services: extra)

MATERIAL SUPPLIED:         Final films single page with central cross marks on 4
                           sides of the page along with one set of blueprints duly signed and appropriate colorproofs. Confirmation of data & quantity to be printed must be indicated on blueprints.

PRICE IN USD:

                                    PREPRESS
Process a postscript file, ripping and
imposition of pages for CTP plates at
   /page
Bluelines 888 pages at    /page
                                     COVER
Basic Makeready - Cover
Running at    /M (ink included)
                                      TEXT
Makeready - 144 pages
Running -    /M (ink included)
Plate changes - 12 at    /ea.

Contract revised: January 9, 2001
                                                                        ISO 9002
                                                                          FO0305
INTERWEB PRINTING INC.                                         Revised: 03-30-94
1603 Montarville Blvd.             TELEPHONE: (450)655-2801
Boucherville, Quebec J4B 5Y2       Fax:       (450)641-3650

[LOGO TRANSCONTINENTAL PRINTING]

                                                   Quote No:  W-24375-A - page 2
                                                   Date:         July 21st, 2000
GENERAL MEDIA
C/O Mr. Hal Halpner                                      Tel.:    (212) 702-6000
277 Park Avenue                                          Fax.:    (212) 702-6262
New York, N.Y. 10172-0003
================================================================================

                                    BINDERY
Makeready
Running at           /M
Version change 1 at           /each
Cut and Score covers

                             PACKAGING AND MAILING
Polybagging - opaque bags:       150,000 copies at       /M
  (plastic supplied printing)
Wafer tabs:                          630 copies at       /M
Shrink wrap in bundles of 25's    50,000 copies at       /ea.
Affix Cheshire label - Makeready
Affix Cheshire label - Running:   13,000 copies at       /M
Skids                                  20 skids at       /ea.

                                         TOTAL IN USD



If you accept this proposal and conditions of sale on the following page, please return one copy duly signed of these documents confirming this order.



 /s/ Laurent Walter                                 /s/ Hal Halpner
-----------------------------                      -----------------------------
LAURENT WALTER                                     HAL HALPNER

                                                   4/26/01
-----------------------------                      -----------------------------
Accepted by                                        Date





Contract revised: January 9, 2001                                       ISO 9002
                                                                          FO0305
                                                               Revised: 03-30-94

[TRANSCONTINENTAL PRINTING LETTERHEAD]

                                             QUOTE NO: W-24375-B - page 1
                                             DATE:     July 21st, 2000

     GENERAL MEDIA
     c/o Mr. Hal Halpner                     Tel.:     (212) 702-6000
     277 Park Avenue                         Fax:      (212) 702-6262
     New York, N.Y. 10172-0003

     ===========================================================================

     We are pleased to be submitting this quote which, we believe, will permit us to serve you. We are offering you the manufacturing charges of 1 issue for a long term contract.

================================================================================

**FORUM**
---------

QUANTITY:      208,000 copies (1 lot)

OVERS:         2%

SIZE:          5 1/4" x 8 1/8"

PAGES:         Cover: 4 pages                Inside:   96 pages
               ------                        -------

PAPER:         Cover: 8 pts C2S (supplied)   Inside:   Offset 70# (supplied)
               ------                        -------

INK:           Cover: 4 color process +      Inside:   P. 1 to 64 in black +
               ------                        -------
                      1 P.M.S.                         1 P.M.S.
                                                       P. 65 to 96 in
                                                       4 color process

BINDERY:       Perfect bind

PACKAGING:     Delivered on skids

DELIVERY:      F.O.B.: our plant
(Courier services: extra)

MATERIAL
SUPPLIED:      Final films single page with central cross marks on 4 sides of the page along with one set of blueprints duly signed and appropriate colorproofs. Confirmation of date & quantity to be printed must be indicated on blueprints.

PRICE IN USD:
      -------

               ----------------------------------------------
                                    PREPRESS
               ----------------------------------------------
               Process a postscript file, ripping and
               imposition of pages for CTP plates at
                   /page

               Bluelines 600 pages at     /page
               ----------------------------------------------
                                     COVER
               ----------------------------------------------
               Basic Makeready - Cover

               Running at     /M (ink included)
               ----------------------------------------------
                                      TEXT
               ----------------------------------------------
               Makeready - 96 pages

               Running     /M (ink included)

               Plate Changes - 12 at     /ea.
               ----------------------------------------------

Contract revised: November 23rd 2000

INTERWEB PRINTING INC.                                          ISO 9002
1603 Montarville Blvd.             Telephone: (450) 655-2801    FO0305
Boucherville, Quebec J4B 5Y2       Fax:       (450) 641-3650    Revised:03-30-94

[LOGO TRANSCONTINENTAL PRINTING]

                                                   QUOTE NO:  W-24375-B - Page 2
                                                   DATE:         July 21st, 2000
GENERAL MEDIA
c/o Mr. Hal Halpner                                      Tel.:    (212) 702-6000
277 Park Avenue                                          Fax :    (212) 702-6262
New York, N.Y. 10172-0003
================================================================================

                                    BINDERY
Makeready
Running at/M
Version change 1 at/each
Cut and score covers
                             PACKAGING AND MAILING
Polybagging - opaque bags:          75,000 copies at/M
Polybagging - clear bags            85,000 copies at/M
Wafer tabs:                            500 copies at/M
Shrink wrap in bundles of 25's    2,000 bundles at/ea.
Affix Cheshire label - Makeready
Affix Cheshire label - Running:     14,000 copies at/M
Skids                                  15 skids at/ea.
Shrink bands:                       50,000 copies at/M

                                           TOTAL IN USD

If you accept this proposal and conditions of sale on the following page, please return one copy duly signed of these documents confirming this order.

 /s/ Laurent Walter                                 /s/ Hal Halpner
-----------------------------                      -----------------------------
LAURENT WALTER                                     HAL HALPNER

                                                        4/26/01
-----------------------------                      -----------------------------
Accepted by                                        Date





Contract revised: November 23rd 2000                                    ISO 9002
                                                                          FO0305
                                                               Revised: 03-30-94

[LOGO TRANSCONTINENTAL PRINTING]
                                                         ATTACHMENT "A" - Page 1
                                                         November 4th, 1997

GENERAL MEDIA
c/o Mr. Hal Halpner                                      Tel.:    (212) 702-6000
277 Park Avenue                                          Fax:     (212) 702-6262
New York, N.Y. 10172-0003
================================================================================

We are pleased to be submitting this quote which, we believe, will permit us to serve you.
================================================================================

**PENTHOUSE - CANADIAN VERSION**

QUANTITY:           150,000 copies + add'l 1000

OVERUN:             1.5 %

SIZE:               8" x  10 3/4"

PAGES:              Cover:   4 pages or 6 pages
                    Inside:  a)    136 pages + 6 pages [gatefold]
                             b)    140 pages + 6 pages [gatefold]
                             c)    144 pages + 6 pages [gatefold]
                             d)    148 pages + 6 pages [gatefold]
                             e)    152 pages + 6 pages [gatefold]
                             f)    156 pages + 6 pages [gatefold]
                             g)    164 pages + 6 pages [gatefold]
                             h)    172 pages + 6 pages [gatefold]
                             i)    184 pages + 6 pages [gatefold]
                             j)    188 pages + 6 pages [gatefold]
                             k)    196 pages + 6 pages [gatefold]
                             l)    200 pages + 6 pages [gatefold]
                             m)    220 pages + 6 pages [gatefold]
                             n)    332 pages + 6 pages [gatefold]

PAPER:              Cover:   4 pages Coated no 3 100#
                             6 pages Coated no 3  80#
                    Inside:  Coated # 5 40#
                    Poster:  Coated # 3 60#

INK:                Cover:   6 colors (recto) / 4 colors (verso) + U.V. coating
                    Inside:  4 color process

BINDERY:            Perfect bound

PACKAGING:          In shrink wrapped bundles, on skids

DELIVERY:           F.O.B.: our plant

MATERIAL
SUPPLIED:           Final negative films single page with standard central cross marks on 4 sides of the page along with one set of blueprints duly signed and colorproofs made from films supplied. Confirmation of date & quantity to be printed must be indicated on blueprints.

*Contract revised: January 9th, 2001                             ISO 9002
                                                                 FO0305
INTERWEB PRINTING INC.                                           Revised: 03
1603 Montarville Blvd.             Telephone: (450)655-2801
Boucherville, Quebec J4B 5Y2       Fax:       (450)641-3650

[TRANSCONTINENTAL LOGO]
GENERAL MEDIA                                            ATTACHMENT "A" - PAGE 2
c/o Mr. Hal Halpner                                           November 4th, 1997
================================================================================

TAXES:    Additional, if applicable

                                      ==============================================================================================
*Prices are in USD
==================                    Cover:      4 pages or 6 pages
                                      Inside:     136 / 140 / 144 / 148 / 152 / 156 / 164 / 172 / 184 / 188 / 196 / 200 / 220 / 332
                                                  pages
====================================================================================================================================
         DESCRIPTION                               150,000                                              ADD'L 1000
====================================================================================================================================
Cover 6/4:
----------
Films imposition, plates and make-
ready including process inks 4
colors + 2 PMS spots

4 pages
6 pages

U.V. coating - 4 pages
U.V. coating - 6 pages

Gatefold:
---------
Films imposition, plates and make-
ready including process inks 4
colors

Bindery - Perfect bound
-----------------------
Make-ready

Run

Blow-in/Bind-in (each)

Polybagging     (46,000)

Clear bags      (45,000)

Paper requirements (supplied):
------------------------------

Cover     4 pages on 100#                                        8,570#                                                       48.19#
          6 pages on 80#                                         9,738#                                                       57.28#

Gatefold                                                         7,303#                                                       42.96#










*Contract revised: January 9th, 2001

[TRANSCONTINENTAL LOGO]
GENERAL MEDIA                                            ATTACHMENT "A" - Page 3
c/o Mr. Hal Halpner                                           November 4th, 1997
================================================================================

*    INSIDE:
     -------

PAGES               PRICE TOTAL and ADD'L 1000    PAGES               PRICE TOTAL and ADD'L 1000
a) 136 pages        /M add'l                      i) 184 pages         /M add'l
b) 140 pages        /M add'l                      j) 188 pages         /M add'l
c) 144 pages        /M add'l                      k) 196 pages         /M add'l
d) 148 pages        /M add'l                      l) 200 pages         /M add'l
e) 152 pages        /M add'l                      m) 220 pages         /M add'l
f) 156 pages        /M add'l                      n) 332 pages         /M add'l
g) 164 pages        /M add'l
h) 172 pages        /M add'l

*    BUNDLES:
     --------

     Bundles of 15's:    /M
     Bundles of 20's:    /M
     Bundles of 25's:    /M

*    SKIDS:              /each
     ------

*    FREIGHT:
     --------

PAGES                    PRICE               PAGES               PRICES
a) 136 pages             /copy               i) 184 pages        /copy
b) 140 pages             /copy               j) 188 pages        /copy
c) 144 pages             /copy               k) 196 pages        /copy
d) 148 pages             /copy               l) 200 pages        /copy
e) 152 pages             /copy               m) 220 pages        /copy
f) 156 pages             /copy               n) 332 pages        /copy
g) 164 pages             /copy
h) 172 pages             /copy

*    PAPER REQUIREMENTS:
     -------------------

PAGES                 INSIDE + COVER            PAGES         INSIDE + COVER
a) 136 pages         96,489# + 617.99#      i) 184 pages    129,965# + 836.11#
b) 140 pages         99,974# + 636.17#      j) 188 pages    133,450# + 854.29#
c) 144 pages        101,941# + 654.34#      k) 196 pages    138,902# + 890.64#
d) 148 pages        105,426# + 672.52#      l) 200 pages    142,386# + 908.81#
e) 152 pages        108,153# + 690.70#      m) 220 pages    156,018# + 999.69#
f) 156 pages        110,879# + 708.87#      n) 332 pages    234,633# + 1,508.63#
g) 164 pages        116,333# + 745.22#
h) 172 pages        121,785# + 781.58#

*Contract revised: January 9th, 2001

[TRANSCONTINENTAL LOGO]
GENERAL MEDIA                                            ATTACHMENT "A" - PAGE 4
c/o Mr. Hal Halpner                                           November 4th, 1997
--------------------------------------------------------------------------------

-    CTP CHARGES:
     ------------

     To process a Postscript file, downloading, ripping
     and imposition of pages to CTP plates:                                 page

ADDITIONAL CHARGES:
-------------------

-         Plate change:                 /each

-         Blueprints (2):               /each

-         Manual stripping:             /film/page

-         Strip [Printed in Canada]:

==============================================================================================================================
                                                    PAPER USAGE CHART
==============================================================================================================================
            4 PAGES         6 PAGES          8 PAGES         12 PAGES         16 PAGES         24 PAGES          32 PAGES
                           (GATEFOLD)
LBS       MR #    RUN     MR #    RUN      MR #    RUN      MR #    RUN      MR #    RUN      MR #     RUN      MR #     RUN
                  1000#           1000#            1000#            1000#            1000#             1000#             1000#
40 #      N/A     N/A     N/A     N/A      758#   36.35#    758#   54.53#    758#   72.70#    758#   109.06#    758#   145.41#

60 #      N/A     N/A     859#   42.96#    N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A      N/A

80 #      N/A     N/A    1,146#  57.28#    N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A      N/A

100 #    1,341#  48.19#   N/A     N/A      N/A     N/A      N/A     N/A      N/A     N/A      N/A      N/A      N/A      N/A

/s/ Hal Halpner                              /s/ Laurent Walter
----------------------                       ---------------------------
HAL HALPNER                                  LAURENT WALTER









*Contract revised: January 9th, 2001


                                                                     ISO 9002
                                                                     FO4385
                                                                     Revised: 03